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                    LORD ABBETT U.S. GOVERNMENT & GOVERNMENT
                  SPONSORED ENTERPRISES MONEY MARKET FUND, INC.

                    SUPPLEMENT DATED DECEMBER 30, 2005 TO THE
                                  PROSPECTUSES
                               (CLASS A, B, C & Y)

The following information hereby amends the PROSPECTUSES of the Fund referenced above. The first sentence in the second paragraph of the section entitled "YOUR INVESTMENT- PURCHASES" is replaced with the following:

NAV per share for each class of Fund shares is calculated at 12 noon and 4 p.m. Eastern time each business day that the New York Stock Exchange ("NYSE") is open for trading.